SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2003

LIFELINE SYSTEMS, INC.

(Exact name of Registrant as Specified in its Charter)

Massachusetts	0-13617	04-2537528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Lawrence Street, Framingham, Massachusetts	01702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 988-1000

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 9:    Regulation FD Disclosure.

This information is furnished to the Commission under Item 12 of Form 8-K. On April 2, 2003, Lifeline Systems, Inc. issued a press release announcing its preliminary results for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: April 7, 2003	LIFELINE SYSTEMS, INC.

	By:	/s/ DENNIS M. HURLEY
Dennis M. Hurley Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated April 2, 2003 announcing the preliminary results of Lifeline Systems, Inc. for the quarter ended March 31, 2003.